AMERICAN INDEPENDENCE FUNDS TRUST

(THE “TRUST”)

SUPPLEMENT DATED MAY 12, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH APRIL 2, 2015)

AMERICAN INDEPENDENCE STOCK FUND (TICKER SYMBOLS: ISISX, IFCSX, ISFSX)	AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND (TICKER SYMBOLS: SEKSX, IKSTX, IKTEX)
AMERICAN INDEPENDENCE JAFORLINES RISK-MANAGED ALLOCATION FUND (TICKER SYMBOLS: RMAIX, AARMX, ACRMX)	AMERICAN INDEPENDENCE BOYD WATTERSON SHORT-TERM ENHANCED BOND FUND (TICKER SYMBOLS: ISBSX, ISTSX)
AMERICAN INDEPENDENCE INTERNATIONAL ALPHA STRATEGIES FUND (TICKER SYMBOLS: IMSSX, IIESX)	AMERICAN INDEPENDENCE BOYD WATTERSON CORE PLUS FUND (TICKER SYMBOLS: IIISX, IBFSX)
AMERICAN INDEPENDENCE U.S. INFLATION-INDEXED FUND (TICKER SYMBOLS: FFIHX, FNIHX, FCIHX, AIIPX)

(the “Funds”)

American Independence Financial Services, LLC (“American Independence”), investment adviser to the Funds, has entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix will merge with American Independence to create a new company (the “Merger”); which will be known as RiskX Investments, LLC. The transaction is expected to close in September, 2015.

The proposed transaction may be deemed to result in an “assignment”, as that term is defined by the Investment Company Act of 1940 (the “1940 Act”), of the following agreements: (i) with respect to the Trust, the Investment Advisory Agreement between American Independence and the Trust on behalf of the Funds; and (ii) each Investment Sub-Advisory Agreement, between American Independence and (a) J.A. Forlines, LLC on behalf of the JAForlines Risk-Managed Allocation Fund; (b) Navellier & Associates, Inc. on behalf of the International Alpha Strategies Fund; (c) Boyd Watterson Asset Management, LLC on behalf of the Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Indexed Fund. Accordingly, the completion of the transaction is contingent upon, among other things, the approval of the Funds’ shareholders of a new investment advisory agreement between the Trust and RiskX Investments, LLC. Shareholders of each respective Fund will also be asked to approve the proposed respective investment sub-advisory agreement. The Funds’ Trustees have approved the terms of the proposed investment advisory agreement and the investment sub-advisory agreements (the “Proposed Agreements”), and have called a special meeting of shareholders to obtain their approval of such agreements. The meeting is expected to be held in August, 2015. The new Proposed Agreements have terms, including investment advisory and sub-advisory fees payable thereunder, that are substantially identical to those in the current agreements.  Shareholders should expect to receive a proxy statement during the month of June, 2015, which will provide a comparison of the current advisory agreement and the current sub-advisory agreements to each of the respective proposed agreement and will discuss the basis for the Board’s approval of the Proposed Agreements. In addition, shareholders will be asked to consider and vote upon the election of Trustees to serve on the Trust’s Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE